SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - October 4, 2001


                                 DATA RACE, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


            0-20706                                      74-2272363
   (Commission File Number)                 (I.R.S. Employer Identification No.)


                         6509 Windcrest Drive, Suite 120
                               Plano, Texas 75024
                                 (972) 265-4000
                   (Address of Principal Executive Offices and
                     Telephone Number, Including Area Code)

Item 4. Changes in Registrant's Certifying Accountants.

Deloitte & Touche LLP was the principal independent public accountant for DATA RACE, Inc. (the "Registrant") for the period from January 10, 2001 through October 4, 2001. Deloitte & Touche LLP has not issued any reports with respect to the Registrant. On October 4, 2001, Deloitte & Touche LLP resigned. There were no disagreements during the period from January 10, 2001 through October 4, 2001 between the Registrant and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their reviews to the subject matter of the disagreement. A letter from Deloitte & Touche is attached as Exhibit 16.1

On October 12, 2001, the Company appointed and engaged Lazar Levine & Felix LLP ("Lazar") as the Company's principal independent public accountant. The Company has not directly or indirectly during its two most recent fiscal years or during the subsequent interim period prior to appointing Lazar consulted Lazar regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (b) any matter that was either the subject of a disagreement with the Company's prior principal independent accountant, Deloitte & Touche LLP, or a reportable event.

The Registrant's Board of Directors accepted the resignation of Deloitte & Touche LLP and approved the appointment of Lazar, Levine & Felix LLP as the Registrant's principal independent public accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned hereunto duly authorized.


                                   DATA RACE, Inc.


Date:  December 7, 2001                 By:  /s/ James G. Scogin
                                             --------------------------------
                                             Acting President and
                                             Chief Financial Officer


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DATA RACE, Inc.


Date: December 7, 2001                  By:  /s/ JAMES G. SCOGIN
                                             ----------------------------------
                                             James G. Scogin,
                                             Acting President, Chief Financial
                                             Officer and Secretary


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


                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------
 16.1          Letter from Deloitte & Touche LLP


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